SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement             [_]  Confidential, For Use of the
[X]  Definitive Proxy Statement                   Commission Only (as permitted
[_]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[_]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                         Peekskill Financial Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


--------------------------------------------------------------------------------
1) Title of each class of securities to which transaction applies:



--------------------------------------------------------------------------------
2) Aggregate number of securities to which transaction applies:



--------------------------------------------------------------------------------
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):



--------------------------------------------------------------------------------
4) Proposed maximum aggregate value of transaction:



--------------------------------------------------------------------------------
5) Total fee paid:

     [_]  Fee paid previously with preliminary materials:



--------------------------------------------------------------------------------
     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

          2)   Form, Schedule or Registration Statement No.:

          3)   Filing Party:

          4)   Date Filed:


(SC14A-07/98)

                  [PEEKSKILL FINANCIAL CORPORATION LETTERHEAD]




                                                     September 22, 1998




Dear Fellow Stockholder:

     On behalf of the Board of Directors and management of Peekskill Financial Corporation (the "Company"), we cordially invite you to attend the Company's Annual Meeting of Stockholders. The meeting will be held at 3:30 p.m., Peekskill, New York time, on October 21, 1998 at the Main office of the Company located at 1019 Park Street, Peekskill, New York 10566.

     An important aspect of the meeting process is the stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. Stockholders are being asked to consider and vote upon the election of two directors of the Company, to approve certain amendments to the Peekskill Financial Corporation 1996 Stock Option and Incentive Plan, to approve certain amendments to the Peekskill Financial Corporation 1996 Recognition and Retention Plan and the ratification of the appointment of KPMG Peat Marwick LLP as auditors of the Company for the fiscal year ending June 30, 1999. The Board has carefully considered these proposals and unanimously recommends that you vote "For" the proposals.

     We encourage you to attend the meeting in person. Whether or not you plan to attend, please read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy card and return it in the accompanying postage prepaid return envelope as promptly as possible. This will save the Company additional expense in soliciting proxies and will ensure that your shares are represented at the meeting.

                                           Sincerely,





                                           Eldorus Maynard
                                           Chairman of the Board and
                                           Chief Executive Officer

                         Peekskill Financial Corporation
                                1019 Park Street
                            Peekskill, New York 10566
                                 (914) 737-2777

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be Held on October 21, 1998

     Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Peekskill Financial Corporation (the "Company") will be held at the Main office of the Company located at 1019 Park Street, Peekskill, New York 10566, at 3:30 p.m., Peekskill, New York time, on October 21, 1998.

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

     1.   The election of two directors of the Company;

     2. The approval of the amendment and restatement of the Peekskill Financial Corporation 1996 Stock Option and Incentive Plan to provide for the acceleration of the vesting of the awards in the event of a change in control;

     3. The approval of the amendment and restatement of the Peekskill Financial Corporation 1996 Recognition and Retention Plan to provide for the acceleration of the vesting of the awards in the event of a change in control;

     4. The ratification of the appointment of KPMG Peat Marwick LLP as auditors of the Company for the fiscal year ending June 30, 1999; and

such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned or postponed. Stockholders of record at the close of business on September 10, 1998 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

     You are requested to complete and sign the enclosed form of proxy, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                                          BY ORDER OF THE BOARD OF DIRECTORS


                                          Eldorus Maynard
                                          Chairman of the Board and
                                          Chief Executive Officer

Peekskill, New York
September 22, 1998


--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED
IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                         Peekskill Financial Corporation
                                1019 Park Street
                            Peekskill, New York 10566
                                 (914) 737-2777

                         ANNUAL MEETING OF STOCKHOLDERS
                                October 21, 1998


     This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of Peekskill Financial Corporation (the "Company"), the parent company of First Federal Savings Bank ("First Federal" or the "Bank"), of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the main office of the Company located at 1019 Park Street, Peekskill, New York 10566 on October 21, 1998, at 3:30 p.m., Peekskill, New York time, and all adjournments or postponements of the Meeting. The accompanying Notice of Annual Meeting and this Proxy Statement are first being mailed to stockholders on or about September 22, 1998. Certain of the information provided herein relates to First Federal, a wholly owned subsidiary and the predecessor of the Company.

     At the Meeting, stockholders of the Company are being asked to consider and vote upon the election of two directors of the Company, the approval of the adoption of the amended and restated Peekskill Financial Corporation 1996 Stock Option and Incentive Plan, the approval of the adoption of the amended and restated Peekskill Financial Corporation 1996 Recognition and Retention Plan and the ratification of the appointment of KPMG Peat Marwick LLP as auditors of the Company for the fiscal year ending June 30, 1999.

Vote Required and Proxy Information

     All shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the proposals set forth in this Proxy Statement. The Company does not know of any matters, other than those described in the Notice of Annual Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

     Directors shall be elected by a plurality of the votes present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. The proposals to approve the adoption of the amended and restated Peekskill Financial Corporation 1996 Stock Option and Incentive Plan and the adoption of the amended and restated Peekskill Financial Corporation 1996 Recognition and Retention Plan each requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy at the meeting and entitled to vote on each matter. Approval of the ratification of the appointment of KPMG Peat Marwick LLP also requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy at the meeting and entitled to vote on the matter. Proxies marked to abstain with respect to a proposal have the same effect as votes against the proposal. Broker non-votes have no effect on the vote. A majority of the shares of the Common Stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum.

     A proxy given pursuant to the solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting, or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to William LaCalamito, Corporate Secretary, Peekskill Financial Corporation, 1019 Park Street, Peekskill, New York 10566.

Voting Securities and Certain Holders Thereof

     Stockholders of record as of the close of business on September 10, 1998 will be entitled to one vote for each share of Common Stock then held. As of that date, the Company had 2,862,569 shares of Common Stock issued and outstanding.

     The following table sets forth information regarding share ownership of (i) those persons or entities known by management to beneficially own more than five percent of the Common Stock, (ii) each member of the Company's board of directors, (iii) each officer of the Company and the Bank who made in excess of $100,000 (salary and bonus) during the fiscal period ended June 30, 1998 (the "Named Officers"); and (iv) all directors and executive officers of the Company and the Bank as a group.

                                                                             Shares Beneficially
                                                                                   Owned at          Percent
                                Beneficial Owner                              September 10, 1998     of Class
-------------------------------------------------------------------------    -------------------     --------
Principal Owners

Peekskill Financial Corporation Employee Stock Ownership Plan(1)                     286,982          10.0%
1019 Park Street
Peekskill, New York 10566

Brandes Investment Partners, L.P.(2)                                                 275,410           9.6%
12750 High Bluff Drive, Suite 420
San Diego, California 92130

Gould Investors L.P.                                                                 259,000           9.0%
GIT Pension Trust
BRT Pension Trust
REIT Management Corp. Pension Trust
REIT Management Corp. Profit Sharing Trust
60 Cutter Mill Road, Suite 303
Great Neck, New York 11021(3)

First Manhattan Co.(4)                                                               185,615           6.5%
437 Madison Avenue
New York, New York 10022

Wellington Management Company, LLP(5)                                                160,000           5.6%
75 State Street
Boston, Massachusetts 02109

Directors and Named Officers(6)

Eldorus Maynard, Chairman of the Board and                                            71,995           2.5%
Chief Executive Officer

William LaCalamito, President,                                                        72,140           2.5%
Chief Operating Officer and Director

Dominick Bertoline, Director                                                          22,816            .8%

Edward H. Dwyer, Director                                                             38,726           1.3%

Robert E. Flower, Director                                                            33,980           1.2%

John A. McGurty, Jr., M.D.                                                             5,000            .2%

Directors and executive officers of the Company and the Bank,                        254,003           8.5%
as a group (8 persons)(7)

(1) The amount reported represents shares held by the Employee Stock Ownership Plan ("ESOP"), 40,998 of which have been allocated to accounts of participants and are therefore excluded from the total. First Bankers Trust, Quincy, Illinois, the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to accounts of participants. Participants in the ESOP are entitled to instruct the trustee as to the voting of shares allocated to their accounts under the ESOP. Unallocated shares held in the ESOP's suspense account or allocated shares for which no voting instructions are received are voted by the trustee in the same proportion as allocated shares voted by participants.

(2) As reported on Schedule 13G dated February 10, 1998 filed by Brandes Investment Partners, L.P. ("Brandes") in which Brandes reported sole voting power and dispositive power over 275,410 shares.

(3) As reported on Schedule 13D dated June 5, 1998 in which Gould Investors L.P. reported sole voting and sole dispositive power over 249,000 shares, GIT Pension Trust reported sole voting and dispositive power over 2,500 shares, BRT Pension Trust reported sole voting and dispositive power over 2,500 shares, REIT Management Corp. Pension Trust reported sole voting and dispositive power over 2,500 shares and REIT Management Corp. Profit Sharing Trust reported sole voting and dispositive power over 2,500 shares.

(4) As reported on Schedule 13G dated February 9, 1998 filed by First Manhattan Co. ("First Manhattan") in which First Manhattan reported sole voting and dispositive power in regards to 135,514 shares, shared voting power in regards to 22,601 shares and shared dispositive power in regards to 50,101 shares.

(5) As reported on Schedule 13G dated January 14, 1998 filed by Wellington Management Company, LLP ("Wellington") in which Wellington reported shared voting and dispositive power over 160,000 shares.

(6) The address of each Director and Named Officer is the same as that of the Company.

(7) Amount includes shares held directly, as well as shares allocated to such individuals under the ESOP, shares held jointly with family members, shares held in retirement accounts, shares held in a fiduciary capacity or by certain family members, with respect to which shares the group members may be deemed to have sole voting and/or investment power. The amounts reported include 106,596 shares awarded to such individuals pursuant to the stock option plan which shares are exercisable within 60 days of September 10, 1998 and exclude 159,889 shares awarded to such individuals pursuant to the Stock Option Plan which shares are not exercisable within 60 days of September 10, 1998. In addition, the amounts include 10,250, 10,250 and 3,280 vested shares which have been awarded to Chairman Maynard, President LaCalamito and each outside director, except Director McGurty, respectively, pursuant to the Company's Recognition and Retention Plan ("RRP").

     The following table sets forth the beneficial ownership of the Directors and Named Officers on page 2 using the same assumptions as the table set forth on page 2 except that the amounts include unvested shares issued under the RRP.

                                                                         Percent
     Beneficial Owner                               September 10, 1998  of Class
--------------------------------------------------  ------------------  --------
Directors and Named Officers

Eldorus Maynard, Chairman of the Board and                102,742         3.5%
 Chief Executive Officer

William LaCalamito, President,
  Chief Operating Officer and Director                    102,887         3.5

Dominick Bertoline, Director                               27,735         1.0

Edward H. Dwyer, Director                                  43,645         1.5

Robert E. Flower, Director                                 38,899         1.4

John A. McGurty, Jr., M.D                                   5,000          .2

Directors and executive officers of the Company and
the Bank, as a group (8 persons)                          334,254        11.2

                        PROPOSAL I. ELECTION OF DIRECTORS

General

     The Company's Board of Directors currently consists of six members, each of whom is also a director of the Bank. The Board is divided into three classes, each of which contains approximately one-third of the Board, and approximately one-third of the directors are elected annually. Directors of the Company are generally elected to serve for a three-year term or until their respective successors are elected and qualified.

     The following table sets forth certain information, as of September 10, 1998, regarding the Company's Board of Directors, including each director's term of office. The Board of Directors acting as the nominating committee has recommended and approved the nominees identified in the following table. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Meeting FOR the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominees may be unable to serve, if elected. There are no arrangements or understandings between any director or nominee and any other person pursuant to which such director or nominee was selected.

                                                                                              Shares of
                                                                                            Common Stock       Percent
                                           Position(s) Held         Director    Term to     Beneficially          of
              Name                 Age      in the Company          Since(1)    Expire        Owned(2)          Class
-------------------------------   -----    ----------------         --------    -------      ----------        ------
                                                       NOMINEES
Eldorus Maynard                     63   Chairman of the Board         1993       2001        71,995(3)          2.5%
                                         and Chief Executive
                                         Officer
Robert E. Flower                    61   Director                      1987       2001        33,980             1.2
                                            DIRECTORS CONTINUING IN OFFICE
Edward H. Dwyer                     72   Director                      1973       1999        38,726             1.3
John A. McGurty, Jr., M.D.          45   Director                      1998       1999         5,000              .2
William J. LaCalamito               39   President, Chief              1995       2000        72,140(3)          2.5
                                         Operating Officer and
                                         Director
Dominick Bertoline                  52   Director                      1986       2000        22,816              .8

----------
(1) Includes service as a director of the Bank prior to the formation of the Company.

(2) Includes shares held directly, in retirement accounts, in a fiduciary capacity or by certain affiliated entities or members of the named individuals' families, with respect to which shares the named individuals may be deemed to have sole or shared voting and/or dispositive powers. Also includes 10,250, 10,250 and 3,280 vested shares granted to Chairman Maynard, President LaCalamito and each outside director, except Director McGurty, respectively, pursuant to the RRP and 40,998, 40,998 and 8,200 shares subject to option awarded pursuant to the stock option plan which are exercisable within 60 days of September 10, 1998.

(3) Includes 6,332 and 6,101 shares allocated to Chairman Maynard and President LaCalamito, respectively, pursuant to the ESOP.

     The business experience of each nominee and Director for at least the past five years is set forth below.

     Eldorus Maynard is Chairman of the Board and Chief Executive Officer of the Bank. Mr. Maynard first joined the Bank as a teller and bookkeeper in 1958. Mr. Maynard served as Secretary of the Bank beginning in 1964, Assistant Vice President and Secretary beginning in 1977, and Vice President and Secretary beginning in 1985. Mr. Maynard was named Chairman and Chief Executive Officer in 1995.

     Robert E. Flower is the owner of Bliss Manufacturing, Inc., a manufacturer of women's clothing. Mr. Flower has been a member of the Board of Directors since 1987.

     Edward H. Dwyer is the owner of Dwyer Agency, a Real Estate and Insurance Agency. Mr. Dwyer has been a member of the Board of Directors since 1973.

     John A. McGurty, Jr., M.D. is the Director of Emergency Services at the Hudson Valley Hospital Center, a position he has held since 1996. Dr. McGurty also maintains a private practice in Peekskill, New York.

     William J. LaCalamito is President, Chief Operating Officer, Chief Financial Officer and Secretary of the Company and the Bank. Mr. LaCalamito joined the Bank in 1988 as Vice President. In 1993, Mr. LaCalamito was named Secretary of the Bank and in 1995 he was also named Chief Financial Officer. In his capacity as President and Chief Operating Officer, Mr. LaCalamito is responsible for overseeing all the primary business functions of the Bank.

     Dominick Bertoline is President and Chief Executive Officer of D. Bertoline & Sons, Inc., an Anheuser- Busch product distributor. Mr. Bertoline has been a member of the Board of Directors since 1986.

Meetings and Committees of the Board of Directors

     The Company. The Company's Board of Directors has standing Audit and Compensation Committees which meet and act in conjunction with the like committees of the Bank's Board of Directors. The Board of Directors met 14 times in fiscal 1998. During fiscal 1998, no incumbent director of the Company attended fewer than 75% of the total number of meetings held by the Board of Directors.

     The entire Board of Directors acts as a nominating committee for selecting nominees for election as directors. While the Board of Directors will consider nominees recommended by stockholders, the Board has not actively solicited such nominations. Pursuant to the Company's Bylaws, nominations by stockholders generally must be delivered in writing to the Secretary of the Company at least 30 days prior to the date of the Meeting. The Board of Directors met once during fiscal 1998 in its capacity as a nominating committee.

     The Bank. The Bank's Board of Directors met 13 times during the fiscal year ended June 30, 1998. During fiscal 1998, no incumbent director of the Bank attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served.

     The Bank has standing Executive, Audit and Compensation Committees.

     The Bank's Executive Committee meets on a monthly basis and exercises the powers of the full Board of Directors between Board meetings. The Executive
Committee is composed of Directors Maynard, Dwyer and Flower. The Executive Committee met 12 times during the fiscal year ended June 30, 1998.

     The Audit Committee is responsible for recommending the selection of the independent auditors of the Company and the Bank and meeting with the independent auditors to outline the scope and review the results of the annual audit. The current members of this committee are Directors Bertoline, Dwyer and Flower. This committee held one meeting during the fiscal year ended June 30, 1998.

     The Bank's Compensation Committee is responsible for the design and administration of the Bank's overall compensation program. In addition, the committee reviews and approves all executive officers' compensation plans, evaluates executive performance, and considers other related matters. The current members of this committee are Directors Bertoline, Dwyer and Flower. The Compensation Committee held two meetings during the fiscal year ended June 30, 1998.

Director Compensation

     Each director on the Board of Directors of the Company is paid a fee of $500 for each Board meeting attended. Each director on the Board of Directors is also paid a fee of $500 for each regular meeting of the Bank's Board attended. Executive Committee Members also receive $150 per month for attendance at Executive Committee Meetings.

Executive Compensation

     The Company has not paid any compensation to its executive officers since its formation. The Company does not presently anticipate paying any compensation to such persons until it becomes actively involved in the operation or acquisition of businesses other than the Bank.

     The following table sets forth information concerning the compensation paid to the Named Officers for services in all capacities to the Company for the fiscal year ended June 30, 1998.

------------------------------------------------------------------------------------------------------------------------------------
                                                     Summary Compensation Table
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Long-Term
                                              Annual Compensation                        Compensation
                                                                                             Awards
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Options/
                                                                                                      Stock
                                                                                     Restricted   Appreciation
                                                                   Other Annual         Stock        Rights            All Other
  Name and Principal Position   Year    Salary($)    Bonus($)   Compensation($)(1)    Award($)     ("SARs")(#)    Compensation($)(4)
------------------------------------------------------------------------------------------------------------------------------------
Eldorus Maynard, Chairman of    1998   $134,800(5)    $9,308           $---         $    ---           ---             $68,011
the Board and Chief Executive   1997    134,800(5)     9,308            ---          486,839(2)     102,494(3)          58,126
Officer                         1996    126,175(5)     9,308            ---              ---           ---              39,573
                                                                                          -

William LaCalamito,             1998   $129,500(5)    $9,038           $---         $    ---           ---             $58,173
President and Chief             1997    129,500(5)     9,038            ---          486,839(2)     102,494(3)          46,983
Operating Officer               1996    118,500(5)     9,038            ---              ---           ---              27,099
------------------------------------------------------------------------------------------------------------------------------------

----------
(1) Neither Mr. Maynard nor Mr. LaCalamito received additional benefits or perquisites which, in the aggregate, exceeded 10% of their salary and bonus.

(2) Amount reflects dollar value of award of 40,997 shares of restricted stock granted to Messrs. Maynard and LaCalamito each pursuant to the RRP on July 3, 1996. The dollar value per share of such award on the date of grant was $11.875.

(3) On July 3, 1996, pursuant to the 1996 Stock Option and Incentive Plan, the Company granted to Mr. Maynard and Mr. LaCalamito options to purchase
     102,494 shares of common stock each at an exercise price equal to the market value per share on the date of the grant.

(4) Amounts include contributions by the Company on behalf of the employee to the ESOP, 401(k) Plan and SERA as follows:

                                     ESOP                            401(k) Plan                          SERA
                      --------------------------------   --------------------------------   --------------------------------
                         1998        1997       1996        1998        1997       1996        1998        1997       1996
                      ---------   ---------  ---------   ---------   ---------  ---------   ---------   ---------  ---------
Eldorus Maynard        $45,134     $36,900    $15,921       $---        $---      $3,338     $22,877     $21,226    $20,314
William LaCalamito      43,436      35,475     15,428        ---         ---       3,225      14,737      11,508      8,446

(5) Amounts include directors fees paid to Mr. Maynard of $13,800, $13,800 and $10,050, respectively, for fiscal years 1998, 1997 and 1996 and $12,000, $12,000 and $6,000 paid to Mr. LaCalamito for fiscal years 1998, 1997 and 1996, respectively.

     The following table sets forth certain information concerning the number and value of stock options at June 30, 1998 held by the Named Officers, none of which have been exercised.

==============================================================================================================================
                               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END
                                                      OPTION VALUES
------------------------------------------------------------------------------------------------------------------------------
                                                                                                            Value of
                                                                             Number of                     Unexercised
                                                                            Unexercised                   In-the-Money
                                                                            Options at                     Options at
                                                                           FY-End (#)(1)                  FY-End ($)(2)
                                                                    ----------------------------------------------------------
                           Shares Acquired
Name                       on Exercise (#)    Value Realized ($)    Exercisable   Unexercisable   Exercisable    Unexercisable
----------------------------------------------------------------    -----------   -------------   -----------    -------------
Eldorus Maynard                  N/A                  N/A             40,998         61,496        $251,113        $376,663
William LaCalamito               N/A                  N/A             40,998         61,496         251,113         376,663
==============================================================================================================================

----------
(1) Represents options to purchase Common Stock awarded to Messrs. Maynard and LaCalamito, respectively. The options vest in five equal annual installments. The first installment vested on July 3, 1997, the second installment vested on July 3, 1998, with the remaining installments to vest equally on July 3, 1999, 2000 and 2001.

(2) Represents the aggregate market value (market price of the Common Stock less the exercise price) of the option granted based upon the average of the closing bid and ask price of $18.00 per share of Common Stock as reported on the NASDAQ National Market system on June 30, 1998.


Employment Agreements

     The Company has entered into employment agreements with Eldorus Maynard and William LaCalamito. The agreements have initial terms of three years and provide for daily extensions, subject to a performance evaluation by disinterested members of the Board of Directors of the Company. The employment agreements require the payment of the employee's annual salaries, bonuses and benefits from the Company and the Bank for the remaining term of the contract unless the employee dies, voluntarily resigns or is terminated for cause.

     The employment agreements provide for payment to the employee (in addition to, if applicable, his salary, bonus and benefits for the remainder of the term of the contract) of an amount equal to 299% of the employee's compensation in the event that his employment terminates (whether voluntarily or otherwise) in connection with a "change in control" of the Bank or the Company or within eighteen months thereafter. For the purposes of the employment agreements, a "change in control" is defined to include, among other things, any event which would require the filing of an application for acquisition of control or notice of change in control pursuant to 12 C.F.R. ss. 574.3 or 4. Such events are generally triggered upon the acquisition or control of 10% of the Company's common stock. Based on their current salaries, if the employment of Messrs. Maynard and LaCalamito had been involuntarily terminated as of June 30, 1998 under circumstances entitling them to severance pay as described above, they would have been entitled to receive cash payments of up to $1.31 million and $1.25 million, respectively, depending on the remaining term of the agreements.

     Supplemental Executive Retirement Agreements. The Bank has entered into a non-qualified Supplemental Executive Retirement Agreement (a "SERA") with Chairman and Chief Executive Officer Maynard to provide him with a supplemental retirement benefit equal to what would have been provided to him under the Retirement Income Plan but for the limitations contained in Sections 401, 414 and 415 of the Internal Revenue Code of 1986, as amended. In addition, the Bank has entered into a SERA with President LaCalamito. Under this SERA, the Bank will provide for payment of a monthly supplemental retirement benefit equal to up to 24% of his average monthly compensation during the three highest 12-month periods prior to retirement. Such benefit shall be payable upon normal retirement at age 65 or, under certain circumstances, age 55 if his termination is without cause. Upon the employee's death, 50% of the amount payable under the Agreement shall be payable to his spouse until her death.

     The Bank plans to establish an irrevocable grantor trust in connection with the SERAs. This trust will be funded with contributions from the Bank for the purpose of providing the benefits promised under the terms of the SERAs. Under such circumstances, the SERA participants will have only the rights of unsecured creditors with respect to the trust's assets, and do not recognize income with respect to benefits provided by the SERA until such benefits are received by the participants. The assets of the grantor trust will be considered part of the general assets of the Bank and will be subject to the claims of the Bank's creditors in the event of the Bank's insolvency. Earnings on the trust's assets will be taxable to the Bank. The trustee of the trust may invest the trust's assets in the Company's stock.

     The Agreements described above are unfunded and all obligations arising thereunder are payable from the general assets of the Bank.

Benefit Plans

     General. The Bank currently provides insurance benefits to its employees, including health, life, dental, short and long term disability and major medical, subject to certain deductibles and copayments by employees.

     Savings and Investment Plan. The Bank maintains a Savings and Investment Plan for the benefit of its employees (the "401(k) Plan"). The Plan and its related Trust comply with the applicable provisions of Sections 401(a), 401(k) and 501(a) of the Internal Revenue Code of 1986. An employee is eligible to participate in the Plan after completing three months of service.

     Participants are permitted to make salary reduction contributions to the 401(k) Plan of between 2% and 16% of the participant's annual salary. Each participant's salary reduction contribution is matched by the Bank in an amount equal to 100% of the participant's salary reduction contribution up to a maximum of 6% of the participant's compensation for the payroll period.

     The Bank's contributions to the 401(k) plan on behalf of an employee vest to that employee in the amount of 20% for each succeeding year up to five years, after which the employee is fully vested. Participants' contributions to the 401(k) Plan are fully and immediately vested. Withdrawals are not permitted before age 59 and six months except in the event of death, disability, termination of employment or reasons of proven financial hardship. Upon termination of employment, the participant's account will be distributed, unless he or she elects to defer the payment.

     The funds included in the 401(k) Plan are invested at the direction of the participant into one of the investment options available under the 401(k) Plan. Changes in investment directions among the funds are permitted on a quarterly basis pursuant to procedures established by the Plan Administrator. Each participant receives a quarterly statement which provides information regarding, among other things, the market value of his investments and contributions made to the 401(k) Plan on his behalf. Upon the implementation of the Company's ESOP, the 401(k) Plan was frozen and all contributions to the Plan ceased. Management is considering reactivation of the 401(k) Plan, however, without matching contributions.

     Retirement Income Plan. The Bank sponsors a Retirement Income Plan for its employees (the "Retirement Plan"). This non-contributory defined benefit retirement plan covers all employees who have completed one year and 1,000 hours of service and have attained age 18.

     The Retirement Plan is funded solely by contributions made by the Bank. The Bank's contribution to the Pension Plan for the plan year ended December 31, 1997 was $84,040. Employees become fully vested after 5 years of service or after attaining age 65.

     A participant may receive upon normal retirement either a lump sum payment or a level monthly benefit payment. The normal retirement age is 65 and the early retirement age is under most circumstances after age 55. Employees who terminate employment after becoming vested will be eligible to receive a pension benefit.

     Normal retirement benefits are equal to 50% of: (i) average earnings (not to exceed $150,000 adjusted annually for the cost of living) for any three consecutive calendar years during the ten years prior to termination, retirement, or death multiplied by (ii) the ratio of number of years credited service (up to a maximum of 15 years) to 15 or (iii) the ratio which the number of years of credited service bears to the greater of 15 years or the number of years of credited service an employee would have had at normal retirement date had his service not ceased.

     The following table illustrates annual pension benefits payable upon normal retirement, which are not subject to offset for Social Security payments, based on various levels of compensation and years of service and assuming payment in the form of a straight-line annuity.

      Average Annual                                        Years of Service
       Compensation                  10          15        20        25         30        35        40
-------------------------          ------- ------------------------------ ------------------------------

        $ 40,000................   $13,333     20,000    20,000    20,000     20,000    20,000    20,000
          60,000................    20,000     30,000    30,000    30,000     30,000    30,000    30,000
          80,000................    26,667     40,000    40,000    40,000     40,000    40,000    40,000
         100,000................    33,333     50,000    50,000    50,000     50,000    50,000    50,000
         120,000................    40,000     60,000    60,000    60,000     60,000    60,000    60,000
         140,000................    46,667     70,000    70,000    70,000     70,000    70,000    70,000
         160,000................    53,333     80,000    80,000    80,000     80,000    80,000    80,000

     At June 30, 1998, Messrs. Maynard and LaCalamito had 40, and 9 years of credited service under the Plan, respectively.

Compensation Committee Report on Executive Compensation

     Under rules established by the Securities and Exchange Commission ("SEC"), the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and other executive officers of the Company. The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale for and considerations that led to fundamental executive compensation decisions affecting those individuals. In fulfillment of this requirement, the Compensation Committee of the Bank, at the direction of the Board of Directors, has prepared the following report for inclusion in this proxy statement.

     General. The Board of Directors of the Bank has delegated to the Compensation Committee the responsibility and authority to oversee the general compensation policies of the Bank, to establish compensation plans and specific compensation levels for executive officers, and to review the recommendations of management for compensation and benefits for other officers and employees of the Bank. The Compensation Committee is composed solely of independent outside directors.

     In light of the Conversion of the Bank from a mutually owned to a publicly owned financial services company, the Compensation Committee developed an executive compensation policy designed to: (i) offer competitive compensation packages in order to attract, motivate, retain and reward those key executive officers who are crucial to the long-term success of the Bank; and (ii) encourage decision making that maximizes long-term stockholder value. The Compensation Committee's primary compensation objective is to ensure that such compensation be tied to the achievement of both short term and longer term objectives established in conjunction with the Company's annual planning process.

     Executive Compensation Policy. The compensation package provided to the executive officers of the Bank is composed principally of base salary and annual incentive bonus awards. Executive officers also participate in other benefit plans available to all eligible employees including the ESOP. The Compensation Committee periodically reviews the various elements of the compensation package available to executive officers in consideration of the policies described above. The Compensation Committee met two times in fiscal 1998 to review employee related compensation/benefit issues in general and to review and recommend the base salary and bonuses of the Chief Executive Officer and the President.

     Base Salary. It is the policy of the Compensation Committee to annually review executive compensation packages, including base salaries paid or proposed to be paid, with compensation packages and base salaries offered by other financial institutions with total assets and performance results comparable to those of the Bank, as well as to compare the complexities of the positions under consideration with similar jobs in other financial institutions regardless of asset size. This information is primarily derived from third party sources that provide compensation data and analysis from publicly held companies in the Bank's market area. Specific factors considered include the level of responsibility delegated to a particular officer, the complexity of the job being evaluated, the position's impact on both short term and long term corporate objectives, the expertise and skill level of the individual under consideration, the degree to which the officer has achieved his management objectives for the plan year, and the officer's overall performance in managing his area of responsibility. The Compensation Committee's decisions are discretionary and no quantifiable formula is utilized in the decision making process.

     Benefit Plans. The Compensation Committee's policy with respect to employee benefit plans is to provide competitive benefits to employees of the Bank, including executive officers. Additionally, the ESOP will provide employees, including executive officers, with an additional equity-based incentive to maximize long-term shareholder value. The Compensation Committee believes that a competitive employee benefit package is essential to achieving the goals of attracting and retaining highly qualified employees.

     Chief Executive Officer. Total compensation paid to the Chief Executive Officer for fiscal 1998 (including directors' fees) was $144,108, the same as fiscal 1997. In determining total compensation paid to the Chief Executive Officer, the Compensation Committee considered factors relating to the performance of the Bank including (i) the successful completion of the Bank's conversion to stock form, (ii) the level of operating profit and (iii) goals relating to efficiency ratios, fee income, loan volume, asset quality, Community Reinvestment Act compliance and the Bank's infrastructure.

                                                     Dominick Bertoline
                                                     Edward Dwyer
                                                     Robert E. Flower

Comparative Stock Performance Presentation

     Set forth below is a line graph comparing the cumulative total return on the Company's Common Stock to the cumulative total return of the Nasdaq Market Index and the Media General Savings and Loan Index for each annual period beginning on December 29, 1995 (the date the Company's Common Stock first reported on the Nasdaq Stock Market) through June 30, 1998. The presentation assumes $100 was invested on December 29, 1995.


  [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL]

                    Peekskill                S&L Index           NASDAQ Index
                    ---------                ---------           ------------
12/29/95              100                      100                    100
06/30/96              117.5                    103.84                 112.37
06/30/97              150.0                    108.03                 135.37
06/30/98              178.8                    227.24                 179.44

Certain Transactions

     The Bank follows a policy of granting loans to eligible directors, officers, employees and members of their immediate families for the financing of their personal residences and for consumer purposes. Under current policy, all loans to directors and executive officers are required to be made in the ordinary course of business and on the same terms, including collateral and interest rates, as those prevailing at the time for comparable transactions and do not involve more than the normal risk of collectibility at the time of origination. At June 30, 1998, the Bank's loans to directors, officers, employees and members of their immediate families totaled approximately $388,000 or 0.9% of the Company's stockholders' equity. All of these loans were current at June 30, 1998.

       PROPOSAL II - APPROVAL OF THE ADOPTION OF THE AMENDED AND RESTATED PEEKSKILL FINANCIAL CORPORATION 1996 STOCK OPTION AND INCENTIVE PLAN

       The Peekskill Financial Corporation 1996 Stock Option and Incentive
Plan (the "Stock Option Plan") was adopted by the Board of Directors of the Company and ratified by stockholders on July 3, 1996. Pursuant to regulations of the Office of Thrift Supervision (the "OTS") applicable to stock option plans established within one year following the completion of a mutual-to-stock conversion, the Stock Option Plan contains a provision prohibiting the immediate vesting of stock options upon the occurrence of a change in control (as defined in the Stock Option Plan).

     OTS ruling positions permit the elimination of the provision of a stock option plan which prohibits immediate vesting upon a Change in Control, provided that stockholder approval is obtained more than one year following the completion of the mutual-to-stock conversion. The Board has noted the rapid pace of consolidation within the thrift industry. In order to assure that the Stock Option Plan achieves its purposes of encouraging the recruitment and retention of those individuals on whom the continued success of the Company most depends, the Board has amended and restated the Stock Option Plan (the "Amended Stock Option Plan") to provide for immediate vesting of awards upon the occurrence of a change in control. The Amended Stock Option Plan does not increase the number of shares reserved for issuance under the Stock Option Plan, change existing awards, decrease the price per share at which Options may be granted under the Stock Option Plan or alter the classes of individuals eligible to participate in the Amended Stock Option Plan. In the event the Amended Stock Option Plan is not approved by stockholders at the Annual Meeting, the Amended Stock Option Plan will not be in effect, but the Stock Option Plan as adopted by stockholders in 1996 will remain in effect. Certain provisions of the Amended Stock Option Plan are described below. The full text of the Amended Stock Option Plan is set forth as Appendix A to this Proxy Statement, to which reference is made, and the summary of the Amended Stock Option Plan provided below is qualified in its entirety by such reference.

Principal Features of the Amended Stock Option Plan

     The Amended Stock Option Plan provides for awards in the form of stock options and stock appreciation rights ("SAR"s). Each award is made on such terms and conditions, consistent with the Amended Stock Option Plan and applicable OTS regulations, as the Compensation Committee determines. Currently, awards made in 1996 under such plan vest at a rate of no more than one-fifth of the initial award per year, subject to the participant maintaining continuous service since the date of grant. As permitted by OTS ruling positions, the Amended Stock Option Plan would provide for immediate vesting of all unvested options upon the occurrence of a Change in Control.

     The Amended Stock Option Plan provides that shares may be either authorized but unissued shares or reacquired shares held by the Company in its treasury. Any shares subject to an award which expires or is terminated unexercised will again be available for issuance under the Amended Stock Option Plan or any other plan of the Company or its subsidiaries. Generally, no award or any right or interest therein is assignable or transferable except under certain limited exceptions set forth in the Amended Stock Option Plan.

     The Amended Stock Option Plan is administered by the Compensation Committee of the Board of Directors of the Company (the "Compensation Committee"), which is comprised of non-employee directors of the Company. Directors Bertoline, Dwyer and Flower are the present members of the Compensation Committee. Pursuant to the terms of the Stock Option Plan, any director, officer or employee of the Company or its affiliates is eligible to participate in the Stock Option Plan, which currently includes 6 persons. In granting awards under the Stock Option Plan, the Compensation Committee considers, among other things, position and years of service, value of the participant's services to the Company and the Bank and the added responsibilities of such individuals as employees, directors, and officers of a public company.

Stock Options

     The term of stock options do not exceed ten years from the date of grant. The Compensation Committee may grant either "incentive stock options" as defined under Section 422 of the Code or stock options not intended to qualify as such ("non-qualified stock options").

     In general, stock options will not be exercisable after the expiration of their terms. Currently, in the event a participant ceases to maintain continuous service (as defined in the Amended Stock Option Plan) with the Company or the Bank for any reason (excluding death, disability and termination for cause), an exercisable stock option will continue to be exercisable for three months thereafter but in no event after the expiration date of the option. In the event of disability of a participant during such service, all options not then exercisable shall become exercisable in full during the shortest of the following periods: (A) the two-year period immediately succeeding such cessation of continuous service; or (B) the period remaining until the expiration date of such option or right. If a participant to whom an option was granted ceases to maintain continuous service by reason of death, all options not then exercisable shall become exercisable in full for the period described above. Following the death of any participant, the Compensation Committee may, as an alternative means of settlement of an option, elect to pay to the holder thereof an amount of cash equal to the amount by which the market value of the shares covered by the option on the date of exercise exceeds the exercise price. A stock option will automatically terminate and will no longer be exercisable as of the date a participant is notified of termination for cause.

     The exercise price for the purchase of shares subject to a stock option at the date of grant may not be less than 100% of the market value of the shares covered by the option on that date. The exercise price must be paid in full in cash or shares of Common Stock, or a combination of both.

Amendment and Termination

     The Board of Directors of the Company may at any time amend, suspend or terminate the Amended Stock Option Plan or any portion thereof but may not, without the prior ratification of the stockholders, make any amendment which shall (i) increase the aggregate number of securities which may be issued under the Amended Stock Option Plan (except as specifically set forth under the Amended Stock Option Plan), (ii) materially increase the benefits accruing to participants, (iii) materially change the requirements as to eligibility for participation in the Amended Stock Option Plan or (iv) change the class of persons eligible to participate in the Amended Stock Option Plan, provided, however, that no such amendment, suspension or termination shall impair the rights of any participant, without his consent, in any award made pursuant to the Amended Stock Option Plan. Unless previously terminated, the Amended Stock Option Plan shall continue in effect for a term of ten years, after which no further awards may be granted under the Amended Stock Option Plan.

Adjustments Upon Changes in Capitalization

     Stock Option Plan awards granted under the Amended Stock Option Plan will be adjusted by the Compensation Committee in the event of a reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger or other change in corporate structure or the Common Stock of the Company.


     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE PEEKSKILL FINANCIAL CORPORATION 1996 STOCK OPTION AND INCENTIVE PLAN IN ORDER TO PROVIDE FOR IMMEDIATE VESTING OF UNVESTED OPTIONS UPON THE OCCURRENCE OF A CHANGE IN CONTROL.

       PROPOSAL III - APPROVAL OF THE ADOPTION OF THE AMENDED AND RESTATED PEEKSKILL FINANCIAL CORPORATION 1996 RECOGNITION AND RETENTION PLAN

     The Peekskill Financial Corporation 1996 Recognition and Retention Plan (the "RRP") was adopted by the Board of Directors of the Company, and ratified by stockholders on July 3, 1996. Pursuant to regulations of the Office of Thrift Supervision (the "OTS") applicable to stock benefit plans established or implemented within one year following the completion of a mutual-to-stock conversion, the RRP contains a provision prohibiting accelerated vesting upon the occurrence of a Change of Control (as defined in the RRP).

     OTS ruling positions permit the elimination of the provision of the RRP which prohibits accelerated vesting upon the occurrence of a Change in Control, provided that stockholder approval is obtained more than one year following the completion of the mutual-to-stock conversion. The Board has noted the rapid pace of consolidation within the thrift industry. In order to assure that the RRP achieves its purposes of encouraging the recruitment and retention of those individuals on whom the continued success of the Company most depends, the Board has amended and restated the RRP (the "Amended RRP") to provide for immediate vesting of unvested restricted stock awards upon the occurrence of a change in control. The Amended RRP does not increase the number of shares available for distribution under the RRP, change the RRP's eligibility requirements, or alter the types of restricted stock or other existing awards that may be made to participants in the RRP. In the event the Amended RRP is not approved by stockholders at the Annual Meeting, the Amended RRP will not be in effect, but the RRP as adopted by stockholders in 1996 will remain in effect. Certain provisions of the Amended RRP are described below. The full text of the Amended RRP is set forth as Appendix B to this Proxy Statement, to which reference is made, and the summary of the Amended RRP provided below is qualified in its entirety by such reference.

Principal Features of the Amended RRP

     The Amended RRP provides for the award of shares of Common Stock ("RRP Shares") subject to the restrictions described below. Each award under the RRP is made on such terms and conditions, consistent with the RRP and applicable OTS regulations, as the Compensation Committee determines. As permitted by OTS ruling positions, the proposed Amended RRP would provide for immediate vesting of all unvested options upon the occurrence of a Change in Control.

     The Amended RRP is administered by the Compensation Committee of the Board of Directors of the Company (the "Compensation Committee"), which is comprised of non-employee directors of the Company. Directors Bertoline, Dwyer and Flower are the present members of the Compensation Committee. The Compensation Committee selects the recipients and terms of awards pursuant to the Amended RRP. In determining to whom and in what amount to grant awards, the Compensation Committee considers the positions and responsibilities of eligible individuals, the value of their services to the Company and the Bank and other factors it deems relevant. Pursuant to the terms of the Amended RRP, any director, officer or employee of the Company or its affiliates is eligible to participate in the Amended RRP, which currently includes 6 persons.

     The Amended RRP provides that RRP Shares used to fund awards under the Amended RRP may be either authorized but unissued shares or reacquired shares held by the Company in its treasury. Any Amended RRP Shares which are forfeited are again available for issuance under the Amended RRP or any other plan of the Company or its subsidiaries.

     Subject to compliance with OTS Regulations, award recipients earn (i.e., become vested in) awards, over a period of time as determined by the Compensation Committee, at the time of grant. Currently, awards made in 1996 under such plan vest at a rate of no more than one-fifth of the initial award per year, subject to the participant maintaining continuous service since the date of grant. As permitted by OTS ruling positions, the proposed Amended RRP would provide for immediate vesting of all unvested restricted stock upon the occurrence of a change in control.

     In the event a recipient ceases to maintain continuous service (as defined in the Amended RRP) with the Company or the Bank by reason of death or disability, Amended RRP Shares still subject to restrictions will be free of these restrictions and shall not be forfeited. In the event of termination for any other reason, all shares will be forfeited and returned to the Company. Pursuant to the Amended RRP, and as permitted by OTS ruling positions, all shares covered by an outstanding award will also become 100% vested upon the occurrence of a Change of Control of the Company.

Adjustments Upon Changes in Capitalization

     RRP Shares awarded under the Amended RRP will be adjusted by the Compensation Committee in the event of a reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger or other change in corporate structure or the Common Stock of the Company.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE PEEKSKILL FINANCIAL CORPORATION 1996 RECOGNITION AND RETENTION PLAN IN ORDER TO PROVIDE FOR IMMEDIATE VESTING OF UNVESTED RESTRICTED SHARES UPON THE OCCURRENCE OF A CHANGE IN CONTROL.

            PROPOSAL IV - RATIFICATION OF THE APPOINTMENT OF AUDITORS

     The Board of Directors of the Company has appointed KPMG Peat Marwick LLP, independent accountants, to be the Company's auditors for the fiscal year ending June 30, 1999. Representatives of KPMG Peat Marwick LLP are expected to attend the Meeting to respond to appropriate questions and to make a statement if they so desire.

     THE  BOARD  OF  DIRECTORS  RECOMMENDS  THAT  STOCKHOLDERS  VOTE  "FOR"  THE
RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 1999.

                              STOCKHOLDER PROPOSALS

     In order to be eligible for inclusion in the Company's proxy materials for the next annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at the Company's office located at 1019 Park Street, Peekskill, New York 10566 by May 26, 1999. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act. If a proposal does not meet the above requirements for inclusion in the Company's proxy materials, but otherwise meets the Company's eligibility requirements to be presented at the next Annual Meeting of Stockholders, the persons named in the enclosed form of proxy and acting thereon will have the discretion to vote on any such proposal in accordance with their best judgment if the proposal is received at the Company's main office no later than August 9, 1999.

                                  OTHER MATTERS

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

     The cost of  solicitation  of  proxies  will be borne by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition, directors, officers and regular employees of the Company and/or the Bank may solicit proxies personally or by telegraph or telephone without additional compensation.

Peekskill, New York
September 22, 1998

                                                                       Exhibit A

                         PEEKSKILL FINANCIAL CORPORATION

            AMENDED AND RESTATED 1996 STOCK OPTION AND INCENTIVE PLAN


     1. Plan Purpose. The purpose of the Plan is to promote the long-term interests of the Corporation and its stockholders by providing a means for attracting and retaining directors, advisory directors, directors emeriti, officers and employees of the Corporation and its Affiliates. It is intended that designated Options granted pursuant to the provi sions of this Plan to persons employed by the Corporation or its Affiliates will qualify as Incentive Stock Options. Options granted to persons who are not employees will be Non-Qualified Stock Options.

     2. Definitions. The following definitions are applicable to the Plan:

     "Affiliate" - means any "parent corporation" or "subsidiary corporation" of the Corporation, as such terms are defined in Section 424(e) and (f), respectively, of the Code.

     "Award" - means the grant of an Incentive Stock Option, a Non-Qualified Stock Option, a Stock Appreciation Right, a Limited Stock Appreciation Right or any combination thereof, as provided in the Plan.

     "Bank" - means First Federal Savings Bank and any successor entity.

     "Beneficiary" - means the person or persons designated by a Participant to receive any benefits payable under the Plan in the event of such Participant's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Participant's surviving spouse, if any, or if none, his estate.

     "Code" - means the Internal Revenue Code of 1986, as amended.

     "Committee" - means the Committee referred to in Section 3 hereof.

     "Continuous Service" - means the absence of any interruption or termination of service as a director, advisory director, director emeritus, officer or employee of the Corporation or an Affiliate, except that when used with respect to any Options or Rights which at the time of exercise are intended to be Incentive Stock Options, continuous service means the absence of any interruption or termination of service as an employee of the Corporation or an Affiliate. Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Corporation or in the case of transfers between payroll locations of the Corporation or between the Corporation, its parent, its subsidiaries or its successor. With respect to any advisory director or director emeritus, continuous service shall mean availability to perform such functions as may be required of such persons.

     "Corporation"  -  means  Peekskill   Financial   Corporation,   a  Delaware
corporation.

     "Disinterested Person" - means any member of the Board of Directors of the Corporation who (A) is an outside director as defined under Section 162 (m) of the Code and the regulations thereunder and (B) a person who within the prior year has not been, and is not being, granted any awards related to the Shares under this Plan or any other plan of the Corporation or any of its Affiliates except for awards which (i) are calculated in accordance with a formula as contemplated in paragraph (c)(2)(ii) of Rule 16b-3 ("Rule 16b-3") under the Securities Exchange Act of 1934; (ii) result from participation in an ongoing securities acquisition plan meeting the conditions of paragraph (d)(2) of Rule 16b-3; or (iii) arise from an election by a director to receive all or part of his board fees in securities. No recipient of a stock award granted pursuant to
Section 19 hereof shall be deemed not to be a Disinterested Person solely by reason of such grant.

     "Employee" - means any person, including an officer or director, who is employed by the Corporation or any Affiliate.

     "ERISA" - means the Employee Retirement Income Security Act of 1974, as amended.

     "Exercise Price" - means (i) in the case of an Option, the price per Share at which the Shares subject to such Option may be purchased upon exercise of such Option and (ii) in the case of a Right, the price per Share (other than the Market Value per Share on the date of exercise and the Offer Price per Share as defined in Section 10 hereof) which, upon grant, the Committee determines shall be utilized in calculating the aggregate value which a Participant shall be entitled to receive pursuant to Sections 9, 10 or 12 hereof upon exercise of such Right.

     "Incentive Stock Option" - means an option to purchase Shares granted by the Committee pursuant to Section 6 hereof which is subject to the limitations and restrictions of Section 8 hereof and is intended to qualify under Section 422(b) of the Code.

     "Limited Stock Appreciation Right" - means a stock appreciation right with respect to Shares granted by the Committee pursuant to Sections 6 and 10 hereof.

     "Market Value" - means the average of the high and low quoted sales price on the date in question (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) of a Share on the Composite Tape for the New York Stock Exchange-Listed Stocks, or, if on such date the Shares are not quoted on the Composite Tape, on the New York Stock Exchange, or, if the Shares are not listed or admitted to trading on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which the Shares are listed or admitted to trading, or, if the Shares are not listed or admitted to trading on any such exchange, the mean between the closing high bid and low asked quotations with respect to a Share on such date on the NASDAQ System, or any similar system then in use, or, if no such quotations are available, the fair market value on such date of a Share as the Committee shall determine.

     "Non-Qualified Stock Option" - means an option to purchase Shares granted by the Committee pursuant to Section 6 hereof, which option is not intended to qualify under Section 422(b) of the Code.

     "Option" - means an Incentive Stock Option or a Non-Qualified Stock Option.

     "Participant" - means any director, advisory director, director emeritus, officer or employee of the Corporation or any Affiliate who is selected by the Committee to receive an Award or who is granted an Award pursuant to Section 19 hereof.

     "Plan" - means the 1996 Stock Option and Incentive Plan of the Corporation.

     "Related" - means (i) in the case of a Right, a Right which is granted in connection with, and to the extent exercis able, in whole or in part, in lieu of, an Option or another Right and (ii) in the case of an Option, an Option with respect to which and to the extent a Right is exercisable, in whole or in part, in lieu thereof has been granted.

     "Right" - means a Limited Stock Appreciation Right or a Stock Appreciation Right.

     "Shares" - means the shares of common stock of the Corporation.

     "Senior Officer" - means the Corporation's president, principal financial officer or principal accounting officer, any vice president of the Corporation in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Corporation. Officers of the Corporation's Affiliates shall be deemed Senior Officers of the Corporation if they perform such policy-making functions for the Corporation.

     "Stock Appreciation Right" - means a stock appreciation right with respect to Shares granted by the Committee pursuant to Sections 6 and 9 hereof.

     "Ten Percent Beneficial Owner" - means the beneficial owner of more than ten percent of any class of the Corporation's equity securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

     3. Administration. The Plan shall be administered by a Committee consisting of two or more members, each of whom shall be a Disinterested Person. The members of the Committee shall be appointed by the Board of Directors of the Corporation. Except as limited by the express provisions of the Plan, the Committee shall have sole and complete authority and discretion, subject to Office of Thrift Supervision Regulations, to (i) select Participants and grant Awards; (ii) determine the number of Shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (iii) determine the terms and conditions upon which Awards shall be granted under the Plan; (iv) prescribe the form and terms of instruments evidencing such grants; and (v) establish from time to time regulations for the administration of the Plan, interpret the Plan, and make all determinations deemed necessary or advisable for the administration of the Plan.

     A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.

     4. Participation in Committee Awards. The Committee may select from time to time Participants in the Plan from those directors (including advisory directors and directors emeriti), officers and employees (other than Disinterested Persons), of the Corporation or its Affiliates who, in the opinion of the Committee, have the capacity for contributing to the successful performance of the Corporation or its Affiliates.

     5.  Shares  Subject to Plan.  Subject to  adjustment  by the  operation  of
Section 11 hereof, the maximum number of Shares with respect to which Awards may be made under the Plan is 10% of the total Shares issued in the Bank's conversion to the capital stock form. The Shares with respect to which Awards may be made under the Plan may be either authorized and unissued shares or issued shares heretofore or hereafter reacquired and held as treasury shares. Shares which are subject to Related Rights and Related Options shall be counted only once in determining whether the maximum number of Shares with respect to which Awards may be granted under the Plan has been exceeded. An Award shall not be considered to have been made under the Plan with respect to any Option or Right which terminates and new Awards may be granted under the Plan with respect to the number of Shares as to which such termination has occurred. Any award made pursuant to this Plan, which Award is subject to the requirements of Office of Thrift Supervision Regulations, shall vest in five equal annual installments with the first installment vesting on the one-year anniversary of the date of grant, except in the event of death, disability or a change in control of the Corporation as provided for in Section 13.

     In the event Office of Thrift Supervision Regulations are amended (the "Amended Regulations") to permit shorter vesting periods, any Award made pursuant to this Plan, which Award is subject to the requirements of such Amended Regulations, may vest, at the sole discretion of the Committee, in accordance with such Amended Regulations.

     6. General Terms and Conditions of Options and Rights. The Committee shall have full and complete authority and discretion, subject to Office of Thrift Supervision Regulations and except as expressly limited by the Plan, to grant Options and/or Rights and to provide the terms and conditions (which need not be identical among Participants) thereof. In particular, the Committee shall prescribe the following terms and conditions: (i) the Exercise Price of any Option or Right, which shall not be less than the Market Value per Share at the date of grant of such Option or Right, (ii) the number of Shares subject to, and the expiration date of, any Option or Right, which expiration date shall not exceed ten years from the date of grant, (iii) the manner, time and rate (cumulative or otherwise) of exercise of such Option or Right, and (iv) the restrictions, if any, to be placed upon such Option or Right or upon Shares which may be issued upon exercise of such Option or Right. The Committee may, as a condition of granting any Option or Right, require that a Participant agree not to thereafter exercise one or more Options or Rights previously granted to such Participant. Notwithstanding the foregoing and subject to compliance with applicable Office of Thrift Supervision Regulations, no individual shall be granted Awards in any calendar year with respect to more than 25% of the total shares subject to the Plan.

     Furthermore, at the time of any Award, the Participant shall enter into an agreement with the Corporation in a form specified by the Committee, agreeing to the terms and conditions of the Award and such other matters as the Committee, in its sole discretion, shall determine (the "Option Agreement").

     7. Exercise of Options or Rights.

(a) Except as provided herein, an Option or Right granted under the Plan shall be exercisable during the lifetime of the Participant to whom such Option or Right was granted only by such Participant and, except as provided in paragraphs (c) and (d) of this Section 7, no such Option or Right may be exercised unless at the time such Participant exercises such Option or Right, such Participant has maintained Continuous Service since the date of grant of such Option or Right. Cash settlements of Rights may be made only in accordance with any applicable restrictions pursuant to Rule 16b-3(e) under the Securities Exchange Act of 1934 or any similar or successor provision.

(b) To exercise an Option or Right under the Plan, the Participant to whom such Option or Right was granted shall give written notice to the Corporation in form satisfactory to the Committee (and, if partial exercises have been permitted by the Committee, by specifying the number of Shares with respect to which such Participant elects to exercise such Option or Right) together with full payment of the Exercise Price, if any and to the extent required. The date of exercise shall be the date on which such notice is received by the Corporation. Payment, if any is required, shall be made either (i) in cash (including check, bank draft or money order) or (ii) if permitted by the Committee, by delivering (A) Shares already owned by the Participant and having a fair market value equal to the applicable exercise price, such fair market value to be determined in such appropriate manner as may be provided by the Committee or as may be required in order to comply with or to conform to requirements of any applicable laws or regulations, or (B) a combination of cash and such Shares.

(c) If a Participant to whom an Option or Right was granted shall cease to maintain Continuous Service for any reason (excluding death or disability and termination of employment by the Corporation or any Affiliate for cause), such Participant may, but only within the period of three months immediately succeeding such cessation of Continuous Service and in no event after the expiration date of such Option or Right, exercise such Option or Right to the extent that such Participant was entitled to exercise such Option or Right at the date of such cessation, provided, however, that such right of exercise after cessation of Continuous Service shall not be available to a Participant if the Committee otherwise determines and so provides in the applicable instrument or instruments evidencing the grant of such Option or Right. If a Participant to whom an Option or Right was granted shall cease to maintain Continuous Service by reason of death or disability then, unless the Committee shall have otherwise provided in the instrument evidencing the grant of an Option or Right, all Options and Rights granted and not fully exercisable shall become exercisable in full upon the happening of such event and shall remain so exercisable (i) in the event of death for the period described in paragraph (d) of this Section 7 and (ii) in the event of disability for a period of three months following such date. If the Continuous Service of a Participant to whom an Option or Right was granted by the Corporation is terminated for cause, all rights under any Option or Right of such Participant shall expire immediately upon the effective date of such termination.

(d) In the event of the death of a Participant while in the Continuous Service of the Corporation or an Affiliate or within the three-month period referred to in paragraph (c) of this Section 7, the person to whom any Option or Right held by the Participant at the time of his death is transferred by will or the laws of descent and distribution, or in the case of an Award other than an Incentive Stock Option, pursuant to a qualified domestic relations order, as defined in the Code or Title 1 of ERISA or the rules thereunder may, but only to the extent such Participant was entitled to exercise such Option or Right immediately prior to his death, exercise such Option or Right at any time within a period of one year succeeding the date of death of such Participant, but in no event later than ten years from the date of grant of such Option or Right. Following the death of any Participant to whom an Option was granted under the Plan, irrespective of whether any Related Right shall have theretofore been granted to the Participant or whether the person entitled to exercise such Related Right desires to do so, the Committee may, as an alternative means of settlement of such Option, elect to pay to the person to whom such Option is transferred by will or by the laws of descent and distribution, or in the case of an Option other than an Incentive Stock Option, pursuant to a qualified domestic relations order, as defined in the Code or Title I of ERISA or the rules thereunder, the amount by which the Market Value per Share on the date of exercise of such Option shall exceed the Exercise Price of such Option, multiplied by the number of Shares with respect to which such Option is properly exercised. Any such settlement of an Option shall be considered an exercise of such Option for all purposes of the Plan.

(e) Notwithstanding the provisions of subparagraphs (c) and (d) above, the Committee may, in its sole discretion, establish different terms and conditions pertaining to the effect of termination to the extent permitted by applicable federal and state law.

     8. Incentive Stock Options. Incentive Stock Options may be granted only to Participants who are Employees. Any provision of the Plan to the contrary notwithstanding, (i) no Incentive Stock Option shall be granted more than ten years from the date the Plan is adopted by the Board of Directors of the Corporation and no Incentive Stock Option shall be exercisable more than ten years from the date such Incentive Stock Option is granted, (ii) the Exercise Price of any Incentive Stock Option shall not be less than the Market Value per Share on the date such Incentive Stock Option is granted, (iii) any Incentive Stock Option shall not be transferable by the Participant to whom such Incentive Stock Option is granted other than by will or the laws of descent and distribution, and shall be exercisable during such Participant's lifetime only by such Participant, (iv) no Incentive Stock Option shall be granted to any individual who, at the time such Incentive Stock Option is granted, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Corporation or any Affiliate unless the Exercise Price of such Incentive Stock Option is at least 110 percent of the Market Value per Share at the date of grant and such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted, and (v) the aggregate Market Value (determined as of the time any Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant in any calendar year shall not exceed $100,000.

     9. Stock Appreciation Rights. A Stock Appreciation Right shall, upon its exercise, entitle the Participant to whom such Stock Appreciation Right was granted to receive a number of Shares or cash or combination thereof, as the Committee in its discretion shall determine, the aggregate value of which (i.e., the sum of the amount of cash and/or Market Value of such Shares on date of exercise) shall equal (as nearly as possible, it being understood that the Corporation shall not issue any fractional shares) the amount by which the Market Value per Share on the date of such exercise shall exceed the Exercise Price of such Stock Appreciation Right, multiplied by the number of Shares with respect of which such Stock Appreciation Right shall have been exercised. A Stock Appreciation Right may be Related to an Option or may be granted independently of any Option as the Committee shall from time to time in each case determine. At the time of grant of an Option the Committee shall determine whether and to what extent a Related Stock Appreciation Right shall be granted with respect thereto, provided, however, and notwithstanding any other provision of the Plan, that if the Related Option is an Incentive Stock Option, the Related Stock Appreciation Right shall satisfy all the restrictions and limitations of Section 8 hereof as if such Related Stock Appreciation Right were an Incentive Stock Option and as if other rights which are Related to Incentive Stock Options were Incentive Stock Options. In the case of a Related Option, such Related Option shall cease to be exercisable to the extent of the Shares with respect to which the Related Stock Appreciation Right was exercised. Upon the exercise or termination of a Related Option, any Related Stock Appreciation Right shall terminate to the extent of the Shares with respect to which the Related Option was exercised or terminated.

     10. Limited Stock Appreciation Rights. At the time of grant of an Option or Stock Appreciation Right to any Participant, the Committee shall have full and complete authority and discretion to also grant to such Participant a Limited Stock Appreciation Right which is Related to such Option or Stock Appreciation Right, provided, however and notwithstanding any other provision of the Plan, that if the Related Option is an Incentive Stock Option, the Related Limited Stock Appreciation Right shall satisfy all the restrictions and limitations of
Section 8 hereof as if such Related Limited Stock Appreciation Right were an Incentive Stock Option and as if all other Rights which are Related to Incentive Stock Options were Incentive Stock Options. Subject to vesting requirements contained in 12 C.F.R. ss. 563b.3(g)(4) or any successor regulation, a Limited Stock Appreciation Right shall be exercisable only during the period beginning on the first day following the date of expiration of any "offer" (as such term is hereinafter defined) and ending on the forty-fifth day following such date.

     A Limited Stock Appreciation Right shall, upon its exercise, entitle the Participant to whom such Limited Stock Appreciation Right was granted to receive an amount of cash equal to the amount by which the "Offer Price per Share" (as such term is hereinafter defined) or the Market Value on the date of such exercise, as shall have been provided by the Committee in its discretion at the time of grant, shall exceed the Exercise Price of such Limited Stock Appreciation Right, multiplied by the number of Shares with respect to which such Limited Stock Appreciation Right shall have been exercised. Upon the exercise of a Limited Stock Appreciation Right, any Related Option and/or Related Stock Appreciation Right shall cease to be exercisable to the extent of the Shares with respect to which such Limited Stock Appreciation Right was exercised. Upon the exercise or termination of a Related Option or Related Stock Appreciation Right, any Related Limited Stock Appreciation Right shall terminate to the extent of the Shares with respect to which such Related Option or Related Stock Appreciation Right was exercised or terminated.

     For the purposes of this Section 10, the term "Offer" shall mean any tender offer or exchange offer for Shares other than one made by the Corporation, provided that the corporation, person or other entity making the offer acquires pursuant to such offer either (i) 25% of the Shares outstanding immediately prior to the commencement of such offer or (ii) a number of Shares which, together with all other Shares acquired in any tender offer or exchange offer (other than one made by the Corporation) which expired within sixty days of the expiration date of the offer in question, equals 25% of the Shares outstanding immediately prior to the commencement of the offer in question. The term "Offer Price per Share" as used in this Section 10 shall mean the highest price per Share paid in any Offer which Offer is in effect any time during the period beginning on the sixtieth day prior to the date on which a Limited Stock Appreciation Right is exercised and ending on the date on which such Limited Stock Appreciation Right is exercised. Any securities or property which are part or all of the consideration paid for Shares in the Offer shall be valued in determining the Offer Price per Share at the higher of
(A) the valuation placed on such securities or property by the corporation, person or other entity making such Offer or (B) the valuation placed on such securities or property by the Committee.

     11. Adjustments Upon Changes in Capitalization. In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Corporation, the maximum aggregate number and class of shares as to which Awards may be granted under the Plan and the number, class and exercise price of shares with respect to which Awards theretofore have been granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive.

     12.  Effect  of  Merger.  In the  event  of any  merger,  consolidation  or combination of the Corporation (other than a merger, consolidation or combination in which the Corporation is the continuing entity and which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof) pursuant to a plan or agreement the terms of which are binding upon all stockholders of the Corporation (except to the extent that dissenting stockholders may be entitled, under statutory provisions or provisions contained in the certificate or articles of incorporation, to receive the appraised or fair value of their holdings), any Participant to whom an Option or Right has been granted at least six months prior to such event shall have the right (subject to the provisions of the Plan and any limitation or vesting period applicable to such Option or Right), thereafter and during the term of each such Option or Right, to receive upon exercise of any such Option or Right an amount equal to the excess of the fair market value on the date of such exercise of the securities, cash or other property, or combination thereof, receivable upon such merger, consolidation or combination in respect of a Share over the Exercise Price of such Right or Option, multiplied by the number of Shares with respect to which such Option or Right shall have been exercised. Such amount may be payable fully in cash, fully in one or more of the kind or kinds of property payable in such merger, consolidation or combination, or partly in cash and partly in one or more of such kind or kinds of property, all in the discretion of the Committee.

     13. Effect of Change in Control. Each of the events specified in the following clauses (i) through (iii) of this Section 12 shall be deemed a "change in control": (i) any third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, shall become the beneficial owner of shares of the Company with respect to which 25% or more of the total number of votes for the election of the Board of Directors of the Company may be cast, (ii) as a result of, or in connection with, any cash tender offer, exchange offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of the Company shall cease to constitute a majority of the Board of Directors of the Company or (iii) the shareholders of the Company shall approve an agreement providing either for a transaction in which the Company will cease to be an independent publicly owned entity or for a sale or other disposition of all or substantially all the assets of the Company. If a tender offer or exchange offer for Shares (other than such an offer by the Company) is commenced, or if the event specified in clause (iii) above shall occur, unless the Committee shall have otherwise provided in the instrument evidencing the grant of an Option or Right, such Option or Right theretofore granted and not fully exercisable shall become exercisable in full upon the happening of such event; provided, however, that no Option which has been exercised or forfeited previously shall become exercisable as a result of a Change in Control.

     14. Assignments and Transfers. No Award nor any right or interest of a Participant under the Plan in any instrument evidencing any Award under the Plan may be assigned, encumbered or transferred except, in the event of the death of a Participant, by will or the laws of descent and distribution or in the case of Awards other than Incentive Stock Options pursuant to a qualified domestic relations order, as defined in the Code or Title I of ERISA or the rules thereunder.

     15. Employee Rights Under the Plan. No director, officer or employee shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant and no director, officer, employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Corporation or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any employee any right to be retained in the employ of the Corporation or any Affiliate.

     16. Delivery and Registration of Stock. The Corporation's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933 or any other Federal, state or local securities legislation or regulation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation. The Corporation shall not be required to deliver any Shares under the Plan prior to (i) the admission of such shares to listing on any stock exchange or other system on which Shares may then be listed, and (ii) the completion of such registration or other qualification of such Shares under any state or Federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

     This Plan is intended to comply with Rule 16b-3 under the Securities Exchange Act of 1934. Any provision of the Plan which is inconsistent with said Rule shall, to the extent of such inconsistency, be inoperative and shall not affect the validity of the remaining provisions of the Plan.

     17. Withholding Tax. The Corporation shall have the right to deduct from all amounts paid in cash with respect to the exercise of a Right under the Plan any taxes required by law to be withheld with respect to such cash payments. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option or Right pursuant to the Plan, the Corporation shall have the right to require the Participant or such other person to pay the Corporation the amount of any taxes which the Corporation is required to withhold with respect to such Shares, and may, in its sole discretion, withhold sufficient Shares to cover the amount of taxes which the Corporation is required to withhold.

     18. Amendment or Termination. The Board of Directors of the Corporation may amend, suspend or terminate the Plan or any portion thereof at any time, subject to Office of Thrift Supervision Regulations, but (except as provided in Section 11 hereof) no amendment shall be made without approval of the stockholders of the Corporation which shall, (i) increase the aggregate number of Shares with respect to which Awards may be made under the Plan (except pursuant to Section
11), (ii) materially increase the benefits accruing to Participants, (iii) materially change the requirements as to eligibility for participation in the Plan or (iv) change the class of persons eligible to participate in the Plan; provided, however, that no such amendment, suspension or termination shall impair the rights of any Participant, without his consent, in any Award theretofore made pursuant to the Plan.

     19. Effective Date and Term of Plan. The Plan shall become effective upon its ratification by stockholders of the Corporation. It shall continue in effect for a term of ten years unless sooner terminated under Section 17 hereof.

     20. Initial Grant. By, and simultaneously with, the ratification of this Plan by the stockholders of the Corporation, each member of the Board of Directors of the Corporation and each advisory director and director emeritus of the Bank at the time of stockholder ratification of this Plan who is not an Employee, is hereby granted a ten-year, Non-Qualified Stock Option to purchase 20,499 shares at an Exercise Price per share equal to the Market Value per share of the Shares on the date of grant. In addition, subject to availability, each non-employee director of the Corporation elected subsequent to the date of stockholder ratification of the Plan is hereby granted as of the date he or she is elected and qualified a ten-year Non-Qualified Stock Option to purchase 20,499 shares at an Exercise Price equal to the Market Value per share of the Shares on the date of grant. Each such Option shall be evidenced by a Non-Qualified Stock Option Agreement in a form approved by the Board of Directors and shall be subject in all respects to the terms and conditions of this Plan, which are controlling. All Options granted pursuant to this section shall vest in five equal annual installments with the first installment vesting on the first anniversary of the date of grant, subject to the Director maintaining Continuous Service with the Corporation or its Affiliates since the date of grant. All Options granted pursuant to this Section 19 shall be rounded down to the nearest whole share to the extent necessary to ensure that no Options to purchase stock representing fractional shares are granted.

     21. Notwithstanding anything else in this Plan to the contrary, to the extent that the Plan provides for formula awards, as defined in Rule 16b-3(c)(2)(ii) under the Securities Exchange Act of 1934, such provisions may not be amended more than once every six months, other than to comport with changes in the Code, ERISA or the rules thereunder.

                                                                       Exhibit B

                         PEEKSKILL FINANCIAL CORPORATION

            AMENDED AND RESTATED 1996 RECOGNITION AND RETENTION PLAN

     1. Plan Purpose. The purpose of the Plan is to promote the long-term interests of the Corporation and its stockholders by providing a means for attracting and retaining directors, executive officers and employees of the Corporation and its Affiliates.

     2. Definitions. The following definitions are applicable to the Plan:

     "Affiliate" - means any "parent corporation" or "subsidiary corporation" of the Corporation, as such terms are defined in Section 424(e) and (f), respectively, of the Code.

     "Award" - means  the grant of  Restricted  Stock  pursuant  to the terms of
Section 13 of the Plan or by the Committee, as provided in the Plan.

     "Bank" - means First Federal Savings Bank, a savings institution and its successors.

     "Beneficiary" - means the person or persons designated by a Participant to receive any benefits payable under the Plan in the event of such Participant's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Participant's surviving spouse, if any, or if none, his estate.

     "Code" - means the Internal Revenue Code of 1986, as amended.

     "Committee" - means the Committee of the Board of Directors of the Corporation referred to in Section 6 hereof.

     "Continuous Service" - means the absence of any interruption or termination of service as a director, director emeritus, advisory director, executive officer or employee of the Corporation or any Affiliate. Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Corporation or any Affiliate or in the case of transfers between payroll locations of the Corporation or between the Corporation, its subsidiaries or its successor. With respect to any director emeritus or advisory director, continuous service shall mean availability to perform such functions as may be required of such individuals.

     "Conversion" - means the conversion of the Bank from the mutual to the stock form of organization.

     "Corporation"  -  means  Peekskill   Financial   Corporation,   a  Delaware
corporation.

     "Disability" - means any physical or mental impairment which qualifies an employee, director, director emeritus or advisor director for disability benefits under any applicable long-term disability plan maintained by the Bank or an Affiliate, or, if no such plan applies, which would render such employee or director, in the judgment of the Committee, unable to perform his customary duties and responsibilities.

     "Disinterested Person" - means any member of the Board of Directors of the Corporation who (A) is an outside director as defined under Section 162 (m) of the Code and the regulations thereunder and (B) a person who within the prior year has not been, and is not being, granted any awards related to the Shares under this Plan or any other plan of the Corporation or any of its Affiliates except for awards which (i) are calculated in accordance with a formula as contemplated in paragraph (c)(2)(ii) of Rule 16b-3 ("Rule 16b-3") under the Securities Exchange Act of 1934; (ii) result from participation in an ongoing securities acquisition plan meeting the conditions of paragraph (d)(2) of Rule 16b-3; or (iii) arise from an election by a director to receive all or part of his board fees in securities. No recipient of a stock award granted pursuant to Section 12 hereof shall be deemed not to be a Disinterested Person solely by reason of such grant.

     "ERISA" - means the Employee Retirement Income Security Act of 1974, as amended.

     "Participant" - means any director, director emeritus, advisory director, executive officer or employee of the Corporation or any Affiliate who is selected by the Committee to receive an Award.

     "Plan" - means the 1996 Recognition and Retention Plan of the Corporation.

     "Restricted Period" - means the period of time selected by the Committee for the purpose of determining when restrictions are in effect under Section 3 hereof with respect to Restricted Stock awarded under the Plan.

     "Restricted Stock" - means Shares which have been contingently awarded to a Participant by the Committee subject to the restrictions referred to in Section 3 hereof, so long as such restrictions are in effect.

     "Shares" - means the common stock, par value $0.01 per share, of the Corporation.

     3. Terms and Conditions of Restricted Stock. The Committee shall have full and complete authority, subject to the limitations of the Plan, to grant Awards and, in addition to the terms and conditions contained in paragraphs (a) through
(f) of this Section 3, to provide such other terms and conditions (which need not be identical among Participants) in respect of such Awards, and the vesting thereof, as the Committee shall determine, subject to OTS regulations.

(a) At the time of an Award, the Committee shall establish for each Participant a Restricted Period which shall not be less than five years, during which or at the expiration of which, as the Committee shall determine and provide in the agreement referred to in paragraph (d) of this Section 3, the Shares awarded as Restricted Stock shall vest, and subject to any such other terms and conditions as the Committee shall provide, Shares of Restricted Stock may not be sold, assigned, transferred, pledged, voted or otherwise encumbered by the Participant, except as hereinafter provided, during the Restricted Period. Except for such restrictions, and subject to paragraphs
     (c) and (e) of this Section 3 and Section 4 hereof, the Participant as owner of such shares shall have all the rights of a stockholder (including but not limited to the right to receive all dividends paid on such vested shares and the right to vote such vested shares). The Committee shall have the authority, in its discretion, subject to compliance with OTS regulations, to accelerate the time at which any or all of the restrictions shall lapse with respect thereto, or to remove any or all of such restrictions, whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the commencement of such Restricted Period.

(b) If a Participant ceases to maintain Continuous Service for any reason (other than death, or disability), unless the Committee shall otherwise determine, all Shares of Restricted Stock theretofore awarded to such Participant and which at the time of such termination of Continuous Service are subject to the restrictions imposed by paragraph (a) of this Section 3 shall upon such termination of Continuous Service be forfeited and returned to the Corporation. If a Participant ceases to maintain Continuous Service by reason of death, or disability, then Restricted Stock still subject to restrictions imposed by paragraph (a) of this Section 3 will be free of those restrictions.

(c) Each certificate in respect of Shares of Restricted Stock awarded under the Plan shall be registered in the name of the Participant and deposited by the Participant, together with a stock power endorsed in blank, with the Corporation and shall bear the following (or a similar) legend:

               The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the 1996 Recognition and Retention Plan of Peekskill Financial Corporation. Copies of such Plan are on file in the offices of the Secretary of Peekskill Financial Corporation, 1019 Park Street, Peekskill, New York 10566.

(d) At the time of any Award, the Participant shall enter into an Agreement with the Corporation in a form specified by the Committee, agreeing to the terms and conditions of the Award and such other matters as the Committee, in its sole discretion, shall determine (the "Restricted Stock Agreement").

(e) The payment to the Participant of any dividends declared or paid by the Corporation on any Restricted Stock shall be deferred and held by the Corporation for the account of the Participant until the earlier to occur of (i) the lapsing of the restrictions imposed under paragraph (a) of this
     Section 3 or (ii) the forfeiture of such shares under paragraph (b) of this
     Section 3. There shall be credited at the end of each year (or portion thereof) interest on the amount of the Participant's account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends, together with interest accrued thereon, shall be made upon the earlier to occur of the lapsing of the restrictions imposed under paragraph (a) of this Section 3 or upon death or disability. Shares of Restricted Stock shall not be voted by the Participant during the Restricted Period. Shares of Restricted Stock still subject to restriction shall be voted by an independent party to be named in the Restricted Stock Agreement.

(f)  At the  expiration  of the  restrictions  imposed by paragraph  (a) of this
     Section 3, the Corporation shall redeliver to the Participant (or where the relevant provision of paragraph (b) of this Section 3 applies in the case of a deceased Participant, to his legal representative, beneficiary or heir) the certificate(s) and stock power deposited with it pursuant to paragraph (c) of this Section 3 and the Shares represented by such certificate(s) shall be free of the restrictions referred to in paragraph
     (a) of this Section 3.

     4. Adjustments Upon Changes in Capitalization. In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Corporation, the maximum aggregate number and class of shares as to which Awards may be granted under the Plan and the number and class of shares with respect to which Awards theretofore have been granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any shares of stock or other securities received, as a result of any of the foregoing, by a Participant with respect to Restricted Stock shall be subject to the same restrictions and the certificate(s) or other instruments representing or evidencing such shares or securities shall be legended and deposited with the Corporation in the manner provided in Section 3 hereof.

     5. Assignments and Transfers. During the Restricted Period, no Award nor any right or interest of a Participant under the Plan in any instrument evidencing any Award under the Plan may be assigned, encumbered or transferred except (i) in the event of the death of a Participant, by will or the laws of descent and distribution, or (ii) pursuant to a qualified domestic relations order as defined in the Code or Title I of ERISA or the rules thereunder.

     6. Administration. The Plan shall be administered by a Committee consisting of two or more members, each of whom shall be a Disinterested Person. The members of the Committee shall be appointed by the Board of Directors of the Corporation. Except as limited by the express provisions of the Plan, the Committee shall have sole and complete authority and discretion, subject to with OTS regulations to (i) select Participants and grant

Awards; (ii) determine the number of Shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (iii) determine the terms and conditions upon which Awards shall be granted under the Plan under a quantifiable formula established by the Board of Directors and based on the Corporation's performance; (iv) prescribe the form and terms of instruments evidencing such grants; and (v) establish from time to time regulations for the administration of the Plan, interpret the Plan, and make all determinations deemed necessary or advisable for the administration of the Plan. The Committee may maintain, and update from time to time as appropriate, a list designating selected directors as Disinterested Persons. The purpose of such list shall be to evidence the status of such individuals as Disinterested Persons, and the Board of Directors may appoint to the Committee any individual actually qualifying as a Disinterested Person, regardless of whether identified as such on said list.

     A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.

     7.  Shares  Subject to Plan.  Subject to  adjustment  by the  operation  of
Section 4 hereof, the maximum number of Shares with respect to which Awards may be made under the Plan is 4% of the total Shares issued in the Bank's Conversion. The Shares with respect to which Awards may be made under the Plan may be either authorized and unissued Shares or issued Shares heretofore or hereafter reacquired and held as treasury Shares. An Award shall not be considered to have been made under the Plan with respect to Restricted Stock which is forfeited and new Awards may be granted under the Plan with respect to the number of Shares as to which such forfeiture has occurred. Any Award made pursuant to this Plan, which Award is subject to the requirements of Office of Thrift Supervision Regulations, shall vest in five equal annual installments with the first installment vesting on the one year anniversary of the date of grant, except in the event of death or disability in which case all unvested shares shall vest immediately.

     In the event that Office of Thrift Supervision Regulations are amended (the "Amended Regulations") to permit shorter vesting periods, any Award made pursuant to this Plan, which Award is subject to the requirements of such Amended Regulations, may vest, at the sole discretion of the Committee, in accordance with such Amended Regulations.

     The Corporation's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933 or any other Federal, state or local securities legislation or regulation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation. The Corporation shall not be required to deliver any Shares under the Plan prior to (i) the admission of such shares to listing on any stock exchange on which Shares may then be listed, and (ii) the completion of such registration or other qualification of such Shares under any state or Federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

     8. Effect of Change in Control. Each of the events specified in the following clauses (i) through (iii) of this Section 8 shall be deemed a "change in control": (i) any third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, shall become the beneficial owner of shares of the Company with respect to which 25% or more of the total number of votes for the election of the Board of Directors of the Company may be cast, (ii) as a result of, or in connection with, any cash tender offer, exchange offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of the Company shall cease to constitute a majority of the Board of Directors of the Company or (iii) the shareholders of the Company shall approve an agreement providing either for a transaction in which the Company will cease to be an independent publicly owned entity or for a sale or other disposition of all or substantially all the assets of the Company. If a tender offer or exchange offer for Shares (other than such an offer by the Company) is commenced, or if the event specified in clause (iii) above shall occur, unless the Committee shall have otherwise provided in the Restricted Stock Agreement evidencing the grant of Restricted Stock, such Restricted Stock theretofore granted and on which the restrictions have not previously lapsed shall become unrestricted in full upon the happening of such event; provided, however, that no Restricted Stock which has been forfeited previously shall become unrestricted as a result of a Change in Control.

     9. Employee Rights Under the Plan. No director, director emeritus, advisory director, officer or employee shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant and no director, officer, employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Corporation or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any officer or employee any right to be retained in the employ of the Corporation, the Bank or any Affiliate.

     10. Withholding Tax. Upon the termination of the Restricted Period with respect to any shares of Restricted Stock (or at any such earlier time, if any, that an election is made by the Participant under Section 83(b) of the Code, or any successor provision thereto, to include the value of such shares in taxable income), the Corporation shall withhold from any payment or distribution made under this Plan sufficient Shares to cover any applicable withholding and employment taxes. The Corporation shall have the right to deduct from all dividends paid with respect to shares of Restricted Stock the amount of any taxes which the Corporation is required to withhold with respect to such dividend payments. No discretion or choice shall be conferred upon any Participant with respect to the form, timing or method of any such tax withholding.

     11. Amendment or Termination. The Board of Directors of the Corporation may amend, suspend or terminate the Plan or any portion thereof at any time, subject to OTS regulations; provided, however, that no such amendment, suspension or termination shall impair the rights of any Participant, without his consent, in any Award theretofore made pursuant to the Plan.

     Notwithstanding anything in this Plan to the contrary, to the extent that the Plan provides for formula awards, as defined in Rule b-3(c)(2)(ii) under the Securities Exchange Act of 1934, as amended, such provisions may not be amended more than once every six months, other than to comport with changes in the Code, ERISA or the rules thereunder.

     12. Term of Plan. The Plan shall become effective upon its ratification by the stockholders of the Corporation. It shall continue in effect for a term of ten years unless sooner terminated under Section 11 hereof.

     13. Director Awards. By, and simultaneously with, the ratification of this Plan by the stockholders of the Corporation, each member of the Board of Directors of the Corporation, who is not a full-time employee, is hereby granted an Award equal to 8,199 shares of Common Stock. In addition, each director elected subsequent to the Conversion shall be issued, as of the date he is elected and qualified, an Award equal to 8,199 shares of Common Stock, subject to availability. Each such Award shall be evidenced by a Restricted Stock Agreement in a form approved by the Corporation and shall be subject in all respects to the terms and conditions of this Plan, which are controlling. All Awards granted pursuant to this Section 12 shall be rounded down to the nearest whole share to the extent necessary to ensure that no shares of Restricted Stock representing fractional shares are issued. Each of the Awards granted in this
Section 12 shall be earned in five equal annual installments, with the first installment vesting on the one-year anniversary of the date of grant, as long as the director maintains Continuous Service with the Corporation or its affiliates, provided, however, no Award shall be earned in any fiscal year in which the Bank fails to meet all of its regulatory capital requirements.

                         PEEKSKILL FINANCIAL CORPORATION
                         ANNUAL MEETING OF STOCKHOLDERS

                                OCTOBER 21, 1998

     The undersigned hereby appoints the Board of Directors of Peekskill Financial Corporation (the "Company"), with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of capital stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting") to be held at the main office of the Company, located at 1019 Park Street, Peekskill, New York on October 21, 1998 at 3:30 p.m. and at any and all adjournments and postponements thereof.

1. The election as directors of all nominees listed below (except as marked to the contrary):

                |_| FOR                        |_| VOTE WITHHELD

     INSTRUCTION: To withhold your vote  for  any  individual  nominee, strike a line in that nominee's name below.

            ELDORUS MAYNARD                     ROBERT E. FLOWER


2 The approval of the adoption of the Amended and Restated Peekskill Financial Corporation 1996 Stock Option and Incentive Plan:

                |_| FOR           |_| AGAINST           |_| ABSTAIN


3 The approval of the adoption of the Amended and Restated Peekskill Financial Corporation 1996 Recognition and Retention Plan:

                |_| FOR           |_| AGAINST           |_| ABSTAIN


4 The ratification of the appointment of KPMG Peat Marwick LLP, as auditors for the Company for the fiscal year ending June 30, 1998.

                |_| FOR           |_| AGAINST           |_| ABSTAIN


     In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof.

     THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL AND EACH OF THE NOMINEES LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

           The Board of Directors recommends a vote "FOR" the proposal and the election of the nominees listed above.

                                    (Continued and to be SIGNED on Reverse Side)

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     Should the undersigned be present and choose to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

     The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of notice of the Meeting, a Proxy Statement and an Annual Report to Stockholders.





Dated:                      , 1998
       ---------------------            ----------------------------------------
                                        Signature of Stockholder
                                        Please  sign  exactly  as  your  name(s)
                                        appear(s)  to the left.  When signing as
                                        attorney,    executor,    administrator,
                                        trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE